                                SECURITY CAPITAL

                                  [PHOTO HERE]

                             U.S. REAL ESTATE SHARES

                               2001 ANNUAL REPORT

                                   [LOGO HERE]

SECURITY CAPITAL
U.S. REAL ESTATE SHARES
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Security Capital U.S. Real Estate Shares is a highly focused, no-load real estate mutual fund that seeks to provide shareholders with above average returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. Long-term, the

Fund's objective is to achieve top-quartile returns, as compared with other U.S.

real estate mutual funds that invest primarily in real estate securities in the

United States by integrating in-depth proprietary research with sophisticated capital markets research and modeling techniques.

TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

The fourth quarter capped another good year for U.S. real estate stocks as attractive valuations, durable underlying cash flow and healthy dividends drew growing attention from investors in a challenging investment climate. The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total return for 2001 of +10.5%. Alternative U.S. REIT indices generated even stronger performance with 2001 total returns for the RMS REIT and the NAREIT Equity indices of +12.8% and +13.9%, respectively. By comparison, the S&P 500 and Russell 2000 indices generated total returns for 2001 of -11.9% and +2.5%, respectively, notwithstanding strong double digit rebounds in the fourth quarter.

Security Capital U.S. Real Estate Shares ("SC-US Real Estate Shares") generated a total return for 2001 of +7.0%, an attractive return in a challenging environment, but unfortunately, a 341 basis point underperformance of the WARESI over this period. On a trailing 3-year and 5-year basis as of December 31, 2001, SC-US Real Estate Shares has generated average annual total returns of 13.5% and 10.0%, respectively, reflecting average annual outperformance of the WARESI of 170 basis points over 3 years and 333 basis points over 5 years. This 5-year performance ranks the Fund No. 3 out of all real estate mutual funds ranked by Morningstar/1/.

Annual Overview

While property market trends were important in 2001, a number of broader financial market factors--notably volatile equity markets and declining interest rates--were important performance drivers for individual real estate securities across all property types and for the WARESI as a whole. A significant theme among the strongest performing real estate stocks in 2001, for example, was dividend yield. The quartile of the WARESI paying the highest dividends--companies yielding +11.9% on average coming into 2001--generated a +30.4% total return for the year. By contrast, the lowest dividend quartile, a group yielding +4.2% at the outset and including many of the "blue chip" real estate companies, generated a return of +5.3% in 2001. While a high dividend yield often signals underlying value, 2001's volatile

                                                                               1

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equity markets and falling interest rates saw investors aggressively hunting for current yield as a source of both stability and current income.

In addition, as a capital-intensive industry, declining interest rates during 2001 benefited the cost structure of real estate companies. This was particularly true for those companies with more aggressive capital structures in terms of debt levels and interest rate exposure. Discounted by investors for their riskier balance sheets in a weakening economy, many of these companies were instead positioned to aggressively take advantage of falling interest rates to reconfigure their balance sheets and reduce capital costs.

By property type, the strongest performing stocks during 2001 were the healthcare, self-storage, mall and shopping center companies with total returns of +56.2%, +45.5%, +33.9% and +29.4%, respectively. There were unique positive catalysts at work in each of these sectors; an increase in Medicare reimbursements and the emergence from bankruptcy of nursing home operators (healthcare), an acceleration of internal growth and M&A related pricing gains (self-storage), and easing concerns regarding the Internet threat (retail). But these property sectors also shared several important common attributes, including; 1) an expectation of property-type resilience in an economic downturn, 2) significant underperformance in 2000, and 3) a high average dividend yield, or, in the case of self-storage companies, a significant increase in dividends.

Hardest hit in 2001 were the lodging companies with a total return of -8.9%. Already experiencing the weakest operating environment since the 1991 Gulf War, lodging stocks had nonetheless held up well before September 11th on the basis that they had strong bounce-back potential in a Fed-primed recovery. Perspectives began to change with the release of anemic August lodging statistics, but the floor really fell out in the aftermath of September 11th. Travel came to a halt, hotel occupancy rates fell to record lows and serious questions emerged about future travel patterns in the context of weakened airlines, fearful passengers and security-driven delays. In an uncertain operating and financing environment for hotels, nearly all

2

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lodging REITs were forced to cut or suspend dividends during the fourth quarter.
Notwithstanding this context, lodging stocks staged an impressive rally in the fourth quarter, generating a +26.6% fourth quarter return, as marginal travel patterns, an absence of new hotel construction, and economic indicators all hint at a rebound in 2002.

Office companies were hit hard as well during 2001, as the depressed business economy brought new leasing to a halt and induced a flood of tech- and telecom-related sublet space. Net office absorption in the U.S. was actually negative in 2001 for the first time since it has been tracked, resulting in significant downward pressure on office market rents and occupancy levels. The national office vacancy rate increased by over 500 basis points during 2001, finishing the year at 14%, and rents on new lease transactions fell by 15% to 25% in many markets after record gains in 2000. Nonetheless, investors continued to embrace key attributes of office investments--notably longer lease terms and the fact that in-place rents are still in many cases less than market--and office companies were able to eke out a positive return for the year of +5.8%.

The pace of industry consolidation continued to advance during 2001 with $26.3 billion of transactions announced or completed during the year, as compared to $19.1 billion in 2000. Significant public-to-public transactions included the acquisition of Spieker Properties, Inc. (SPK) by Equity Office Properties Trust
(EOP) and the acquisition of Charles E. Smith Residential Realty, Inc. (SRW) by Archstone Communities Trust (ASN). There were also several significant public-to-private transactions announced during the fourth quarter including the acquisition of Cabot Industrial Trust (CTR) by a CalPERS/RREEF joint venture and the acquisition of Security Capital Group (SCZ) by GE Capital. One transaction announced in the third quarter 2001--the merger of lodging REITs Felcor Lodging Trust (FCH) and MeriStar Hospitality Corp. (MHX)--was terminated in the market turmoil following the September 11th attack.

                                                                               3

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Equity issuance for public real estate companies, both common and preferred, more than doubled in 2001 to $7.5 billion from $3.3 billion in 2000. This reflected a more attractive pricing environment for real estate common stock and a dramatic decrease in interest rates leading to attractive opportunities for many companies to issue preferred stock.

Public real estate companies achieved an important milestone during 2001 with the admittance of two public REITs into the S&P 500--Equity Office Properties
(EOP) and Equity Residential Properties (EQR). While REITs have not historically been included in the S&P 500, commercial real estate is a $4 trillion component of the U.S. economy and the emergence of dominant public real estate companies with an intense operating focus has clearly shifted perspectives on the issue. This is a significant step forward for the real estate industry in the public capital markets and should serve to further broaden the base of ownership. The industry is anticipating further additions to the S&P 500 during 2002.

Fund Performance

SC-US Real Estate Shares generated a total return for 2001 of +7.0%, underperforming the WARESI by 341 basis points over this period. As this benchmark-relative result attests, 2001 was a disappointing year, particularly in light of our consistent outperformance of the WARESI in all prior years since inception. From a property-sector perspective, several of our key office and multifamily investment positions underperformed in 2001, and while our underweight stance in lodging was a positive factor during much of 2001, the lodging stocks bounced back strongly in the fourth quarter in anticipation of better performance later in 2002. In addition, we were disadvantaged by a significant underweight in the retail stocks driven by our bottom-up perspectives regarding fundamental valuation of many of the stocks in that sub-group.

As a common theme irrespective of property type, however, our portfolio throughout 2001 emphasized competitively durable asset portfolios, strong and flexible balance sheets and attractive valuations, qualities that in our view would prevail during a challenging economic

4

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period. This led us to some significant investment positions in top performing stocks in 2001 including Federal Realty Investment Trust (FRT), Public Storage, Inc. (PSA), Cabot Industrial Trust (CTR) and Taubman Centers, Inc. (TCO), but for reasons we have noted, these were often not the dominant characteristics driving stock performance during 2001. We will remain focused on fundamentals and enter 2002 with great conviction in the portfolio opportunities and strategies highlighted by our rigorous investment process.

On a trailing 3-year basis, SC-US Real Estate Shares has generated a compounded average annual return net of fees of +13.5% as of December 31, 2001, representing an average annual outperformance of the WARESI of 170 basis points and rating the Fund a Morningstar(R) Category Rating(TM) of 5, the highest possible. The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category.

The 5-year average annual return for SC-US Real Estate Shares was +10.0% as of December 31, 2001, representing an average annual outperformance of WARESI of 333 basis points. With this 5-year performance, SC-US Real Estate Shares ranks No. 3 out of all real estate mutual funds evaluated by Morningstar1 and received a 4-Star Overall Morningstar Rating(TM). The Overall Morningstar Rating(TM) evaluates SC-US Real Estate Shares in the context of all U.S. equity mutual funds, considering the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in the broad asset class receive 5 stars and the next 22.5% receive 4 stars/2/.

Since its inception on December 20, 1996, SC-US Real Estate Shares has generated an average annual total return of 10.8%, reflecting a 323 basis points average annual outperformance of the WARESI benchmark over this period.

                                                                               5

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Investment Outlook

In step with the broader economy, tenant demand for virtually all property types slowed markedly in 2001. While the economy is expected to begin a rebound in 2002, the emerging news and trends regarding business, jobs and the consumer do not appear positive for the economy or for real estate, at least in the short-term. This appears to be well understood by the market and reflected in the pricing of many, but not all, real estate stocks. More than ever, selectivity among companies will be critical as we move forward during this period of uncertainty.

Today, even as earnings expectations for many real estate companies have been revised downward, we believe there are compelling investment opportunities in the group--by a number of pricing metrics and relative to what the stocks can bring to an investor's portfolio. With volatile and unpredictable equity markets, historically low interest rates and the looming threat of inflation in a Fed-primed economy, investors are increasingly recognizing the benefits that selective real estate ownership can play in their investment portfolio. Real estate ownership is a great portfolio diversifier and with thoughtful choices, offers predictable earnings, healthy current cash yields and a residual value likely to appreciate with time, particularly during inflationary periods. This is a compelling formula for reducing portfolio risk and increasing portfolio returns over a broad range of economic scenarios.

In contrast to the last significant economic downturn in the early 1990's, real estate markets are not overbuilt today and new supply pipelines have been governed by highly functional public capital markets, both debt and equity. As a consequence, we believe that real estate markets can provide attractive returns in the near-term and participate early in the recovery through higher occupancy and stable or rising rents.

In the final assessment, it all comes down to pricing, and we view current valuations as quite reasonable. In 1997, REIT market pricing reflected a 30% average premium to NAV, an

6

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average multiple on forward earnings ("FFO") of 14 times and a cash flow yield about equal to the 10-year Treasury bond. Today, real estate stock valuations generally approximate NAV, the average multiple on forward earnings is under 10 times, and the cash flow yield is nearly 400 basis points above the 10-year Treasury bond. While short-term performance is impossible to predict, in this context, we anticipate the potential for attractive investment performance for a thoughtfully targeted portfolio of real estate securities under a broad range of economic scenarios.

We appreciate your support during 2001 and look forward to a rewarding year in 2002.

Sincerely,

/S/[SIGNATURE HERE]                    /S/[SIGNATURE HERE]

Anthony R. Manno Jr.                   Kenneth D. Statz

President                              Managing Director







/1/ Source: Morningstar(R)Absolute Ranking. Overall ranking among 59 real estate mutual funds for the 5-year period ending December 31, 2001.

/2/ The Morningstar Rating(TM) reflects historical risk-adjusted performance as of December 31, 2001. Past performance is no guarantee of future results. The Overall Morningstar Rating(TM) is the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. For the 3-year period ending December 31, 2001, the Fund received a rating of 5 stars out of 4,811 domestic equity funds. For the 5-year period ending December 31, 2001 the Fund received a rating of 4 stars out of 3,160 domestic equity funds. The top 10% of the funds in the broad asset class receive 5 stars and the next 22.5% receive 4 stars.

 (C)2001 by Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

FUND PERFORMACE

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SC-US Real Estate Shares' investment performance compared to frequently used performance benchmarks is shown below.

COMPARATIVE RETURNS

Average Annual Total Returns Period Ended December 31, 2001

                                                                     Since Inception
                               One-Year    Three-Year   Five-Year (12/20/96-12/31/01)

SC-US Real Estate Shares         7.04%       13.51%       10.03%         10.76%
--------------------------------------------------------------------------------
Wilshire Real Estate
Securities Index/1/             10.45%       11.81%        6.70%          7.53%
--------------------------------------------------------------------------------
NAREIT Equity Index/2/          13.93%       11.15%        6.38%          7.18%

Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of the above-referenced indices includes reinvested dividends and does not include any fees or expenses. The underlying portfolio securities of SC-US Real Estate Shares may differ from those of the indices. (1) The Wilshire Real Estate Securities Index ("WARESI") is an unmanaged, broad based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate; and (2) NAREIT Equity Index is an unmanaged index of publicly traded U.S. tax-qualified REITs that have 75% or more of their gross invested book assets invested in the equity ownership of real estate.

GROWTH OF A $10,000 INVESTMENT

Period from December 20, 1996 to December 31, 2001

                                   [GRAPH]

                  CUMULATIVE VALUE OF $10,000 INVESTED

                                           Wilshire RE    NAREIT
                                            Secutities    Equity
                              SC-US            Index       Index
       20-Dec-96             $10,000          $10,000     $10,000
       December              $10,377          $10,425     $10,410
       January 1997          $10,459          $10,574     $10,526
       February              $10,538          $10,580     $10,505
       March                 $10,509          $10,616     $10,483
       April                 $10,079          $10,273     $10,196
       May                   $10,329          $10,580     $10,494
       June                  $10,997          $11,104     $11,003
       July                  $11,458          $11,470     $11,343
       August                $11,469          $11,385     $11,316
       September             $12,823          $12,507     $12,304
       October               $12,400          $11,976     $11,972
       November              $12,638          $12,217     $12,231
       December              $12,992          $12,489     $12,519
       January 1998          $12,890          $12,313     $12,453
       February              $12,600          $12,155     $12,241
       March                 $13,046          $12,395     $12,461
       April                 $12,541          $12,004     $12,054
       May                   $12,395          $11,889     $11,970
       June                  $12,294          $11,826     $11,889
       July                  $11,466          $11,003     $11,117
       August                $10,355           $9,860     $10,068
       September             $11,047          $10,412     $10,638
       October               $11,012          $10,269     $10,441
       November              $11,356          $10,462     $10,595
       December              $11,441          $10,313     $10,328
       January 1999          $11,371          $10,089     $10,112
       February              $11,394          $10,009      $9,875
       March                 $11,115           $9,955      $9,830
       April                 $12,567          $11,016     $10,763
       May                   $12,779          $11,203     $11,000
       June                  $12,641          $11,012     $10,822
       July                  $12,056          $10,590     $10,477
       August                $12,056          $10,431     $10,344
       September             $11,654           $9,961      $9,951
       October               $11,243           $9,776      $9,706
       November              $10,940           $9,622      $9,548
       December              $11,507           $9,984      $9,851
       January 2000          $11,606          $10,025      $9,883
       February              $11,457           $9,834      $9,765
       March                 $12,042          $10,264     $10,087
       April                 $12,900          $10,996     $10,765
       May                   $13,075          $11,128     $10,870
       June                  $13,536          $11,503     $11,149
       July                  $14,668          $12,536     $12,124
       August                $14,063          $12,085     $11,632
       September             $14,861          $12,477     $12,001
       October               $14,312          $11,936     $11,482
       November              $14,606          $12,205     $11,629
       December              $15,630          $13,053     $12,447
       January 2001          $15,411          $13,183     $12,577
       February              $15,050          $12,909     $12,376
       March                 $15,016          $12,919     $12,496
       April                 $15,275          $13,227     $12,794
       May                   $15,549          $13,597     $13,104
       June                  $16,395          $14,327     $13,872
       July                  $16,172          $14,041     $13,596
       August                $16,710          $14,531     $14,093
       September             $16,164          $13,669     $13,509
       October               $15,632          $13,158     $13,122
       November              $16,257          $14,011     $13,844
       December              $16,732          $14,417     $14,182



Past performance is not indicative of future results. The performance for SC-US Real Estate Shares does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

FUND FACTS

--------------------------------------------------------------------------------

TOP 10 HOLDINGS

% of Total Net Assets

Mack-Cali Realty Corporation                    8.0%
Archstone-Smith Trust                           7.4%
Apartment Investment &
   Management Company                           7.3%
Equity Office Properties Trust                  7.2%
Avalon Bay Communities, Inc.                    6.9%
Public Storage, Inc.                            5.8%
Simon Property Group, Inc.                      4.7%
Post Properties, Inc.                           4.7%
Taubman Centers, Inc.                           4.6%
Essex Property Trust, Inc.                      4.2%
                                                ----
Total                                          60.8%

SECTOR WEIGHTINGS/1/

[GRAPH]

Multifamily     34.0%

Office          28.5%

Regional Malls   9.2%

Deversified      6.5%

Storage          6.5%

Cash & Other
  assets/2/      6.5%

Shopping Centers 5.6%

Hotels           3.2%

/1/ Sector classifications are as defined by Wilshire Associates.

/2/ Other includes short-term investments and liabilities in excess of other assets.

OVERALL MORNINGSTAR(R)RATING(TM)

[GRAPHIC]

The Morningstar Rating(TM) reflects historical risk-adjusted performance as of December 31, 2001. Past performance is no guarantee of future results. The Overall Morningstar Rating(TM) is the weighted average of a fund's 3-, 5- and 10-year (if applicable) risk-adjusted performance. For the 3-year period ending December 31, 2001, the Fund received a rating of 5 stars out of 4,811 domestic equity funds. For the 5-year period ending December 31, 2001 the fund received a rating of 4 stars out of 3,160 domestic funds. The top 10% of the funds in the broad asset class receive 5 stars and the next 22.5% receive 4 stars.

MORNINGSTAR(R)CATEGORY RATING(TM)

[GRAPHIC]

The Morningstar(R) Category Rating(TM) is a quantitative measure of risk-adjusted performance over a 3-year period and shows how well a fund has balanced risk and return relative to other funds in its category. There were 110 real estate mutual funds for the 3-year period ended January 31, 2002.

(C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


 FUND AT A GLANCE

Minimum initial investment                                           $ 1,000/3/

Minimum subsequent investment                                           $100

Sales charge (load)                                                      None

Redemption fee                                                           None

Symbol                                                                  SUSIX

Contact                                                        1-888-SECURITY

Web Site                                              www.securitycapital.com

/3/ $500 for IRAs and UGMA/UTMA accounts.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
SCHEDULE OF INVESTMENTS-DECEMBER 31, 2001

--------------------------------------------------------------------------------

  Shares                                                    Market Value

           COMMON STOCKS - 93.5%

           MULTIFAMILY - 34.0%

453,000    Archstone-Smith Trust                            $11,913,900
255,750    Apartment Investment & Management Company         11,695,447
232,573    Avalon Bay Communities, Inc.                      11,003,029
211,200    Post Properties, Inc.                              7,499,712
135,150    Essex Property Trust, Inc.                         6,677,762
174,700    Amli Residential Properties Trust                  4,405,934
 45,800    Chateau Communities, Inc.                          1,369,420
                                                             ----------
                                                             54,565,204

           OFFICE - 28.5%

412,700    Mack-Cali Realty Corporation                      12,801,954
386,002    Equity Office Properties Trust                    11,610,940
216,900    Arden Realty, Inc.                                 5,747,850
147,900    Boston Properties, Inc.                            5,620,200
151,400    CarrAmerica Realty Corporation                     4,557,140
152,800    Prentiss Properties Trust                          4,194,360
 57,400    Brandywine Realty Trust                            1,209,418
                                                            -----------
                                                             45,741,862

           REGIONAL MALLS - 9.2%

257,000    Simon Property Group, Inc.                         7,537,810
491,650    Taubman Centers, Inc.                              7,301,002
                                                            -----------
                                                             14,838,812

           STORAGE - 6.5%

279,800    Public Storage, Inc.                               9,345,320
 35,600    Shurgard Storage Centers, Inc.                     1,139,200
                                                            -----------
                                                             10,484,520

           DIVERSIFIED - 6.5%

174,500    Liberty Property Trust                             5,208,825
124,600    Vornado Realty Trust                               5,183,360
                                                            -----------
                                                             10,392,185

                     See notes to the financial statements.

--------------------------------------------------------------------------------

 Shares/Principal
     Amount                                                 Market Value

           SHOPPING CENTERS - 5.6%

267,800    Federal Realty Investment Trust                 $  6,159,400
99,300Pan  Pacific Retail Properties, Inc.                    2,851,896
                                                           ------------
                                                              9,011,296

           HOTELS - 3.2%

169,600    Starwood Hotels & Resorts Worldwide, Inc.          5,062,560

           Total common stocks
           (cost $135,321,259)                             $150,096,439
           SHORT-TERM INVESTMENTS - 6.9%

$5,433,632 Agreement with State Street Bank and Trust
           Company, 0.75%, dated 12/31/2001, to be
           repurchased at $5,433,858, on 01/02/2002,
           collateralized by $4,065,000 U.S. Treasury Bond,
           8.75% maturing on 8/15/2020 (market value of
           collateral $5,543,644)                          $  5,433,632

5,700,000  United States Treasury Bill, 1.59%, 01/03/2002     5,699,497

           Total short-term investments
           (cost $11,133,129)                                11,133,129
                                                           ------------
           Total investments - 100.4%
           (cost $146,454,388)                              161,229,568

           Liabilities in excess of otherassets -- (0.4%)      (594,217)
                                                           ------------

           Net assets - 100.0%                             $160,635,351
                                                           ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF ASSETS AND LIABILITIES-DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:

   Investments, at market value (cost $  146,454,388)              $161,229,568
   Receivable for fund shares sold                                    2,007,789
   Dividends and interest receivable                                  1,136,784
   Other assets                                                           4,968
                                                                   ------------
   Total assets                                                     164,379,109
                                                                   ------------
LIABILITIES:

   Payable for investment securities purchased                        3,213,916
   Payable for fund shares redeemed                                     309,684
   Payable to investment adviser                                         81,943
   Payable to distributor                                                33,042
   Accrued expenses and other liabilities                               105,173
                                                                   ------------
   Total liabilities                                                  3,743,758
                                                                   ------------
     Net assets                                                    $160,635,351
                                                                   ============
NET ASSETS CONSIST OF:

   Capital stock                                                   $146,584,972
   Accumulated undistributed net realized loss on investments          (724,801)
   Net unrealized appreciation on investments                        14,775,180
                                                                   ------------
     Net assets                                                    $160,635,351
                                                                   ============
   Shares outstanding (50,000,000 shares
   of $0.01 par value authorized)                                    13,208,726
   Net asset value and redemption price per share                  $      12.16
                                                                   ============

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF OPERATIONS-YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:

   Dividend income                                                   $6,234,879
   Interest income                                                      167,880
                                                                     ----------
   Total investment income                                            6,402,759
                                                                     ----------
EXPENSES:

   Investment advisory fee                                              760,705
   Distribution expense                                                 316,960
   Transfer agent, custody, accounting costs
   and shareholder service                                              221,483
   Administration fee                                                    25,357
   Sub-administration fee                                                89,754
   Professional fees                                                     32,357
   Federal and state registration                                        26,123
   Shareholders reports and notices                                      37,341
   Directors' fees and expenses                                          24,955
   Amortization of organization expenses                                 23,608
   Other                                                                  9,772
                                                                     ----------
   Net expenses                                                       1,568,415
                                                                     ----------
     Net investment income                                           $4,834,344
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain on investments                                  $5,788,240
   Change in unrealized appreciation on investments                  (1,457,864)
                                                                     ----------
   Net realized and unrealized gain (loss) on investments             4,330,376
                                                                     ----------
     Net increase in net assets resulting from operations            $9,164,720
                                                                     ----------

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                               Year ended      Year ended
                                             Dec. 31, 2001   Dec. 31, 2000
-----------------------------------------------------------------------------

OPERATIONS:
   Net investment income                     $  4,834,344     $  3,486,395
   Net realized gain on investments             5,788,240        3,820,031
   Change in unrealized appreciation
     (depreciation) on investments             (1,457,864)      18,224,320
                                             -----------------------------
   Net increase in net assets
     resulting from operations                  9,164,720       25,530,746

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                   86,637,209      138,951,079
   Shares issued to holders in
     reinvestment of dividends                  7,330,354        2,752,061
   Cost of shares redeemed                    (50,990,768)     (96,123,359)
                                             -----------------------------
   Net increase in net assets
     from capital share transactions           42,976,795       45,579,781

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                  (4,842,060)      (3,493,637)
   From net realized gains                     (4,528,299)              --
   Return of capital                                   --         (702,019)
                                             -----------------------------
   Total distributions                         (9,370,359)      (4,195,656)

     Total increase in net assets              42,771,156       66,914,871

NET ASSETS:
   Beginning of year                          117,864,195       50,949,324
                                             -----------------------------
   End of year                               $160,635,351     $117,864,195
                                             =============================

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        Year ended December 31,
                                               2001      2000     1999     1998     1997
                                             ---------------------------------------------
For a share outstanding for each year:/1/
Net Asset Value, beginning of year            $12.14    $ 9.37   $ 9.82   $11.95    $10.38
                                             ---------------------------------------------
Income from investment operations:
  Net investment income                         0.57      0.44     0.45     0.42      0.46/2/
  Net realized and unrealized gain
    (loss) on investments                       0.26      2.86    (0.39)   (1.80)     2.11
                                             ---------------------------------------------
  Total from investment operations              0.83      3.30     0.06    (1.38)     2.57
                                             ---------------------------------------------
Less distributions:
  Dividends from net investment income         (0.57)    (0.44)   (0.45)   (0.43)    (0.46)
  Dividends from net realized gains            (0.24)       --       --    (0.29)    (0.54)
  Return of capital                               --     (0.09)   (0.06)   (0.03)       --
                                             ---------------------------------------------
  Total distributions                          (0.81)    (0.53)   (0.51)   (0.75)    (1.00)
                                             ---------------------------------------------
Net Asset Value, end of year                  $12.16    $12.14    $9.37    $9.82    $11.95
                                             ---------------------------------------------
Total return                                   7.04%    35.83%    0.58%   (11.94)%   25.20%
Supplemental data and ratios:
  Net assets, end of period ($000)          $160,635  $117,864  $50,949  $94,811  $117,232
  Ratio of expenses to
    average net assets/3/                      1.24%     1.35%    1.20%     1.00%     0.94%
  Ratio of net investment income to
    average net assets/3/                      4.96%     5.02%    4.18%     4.75%     4.08%
Portfolio turnover rate                       91.20%    91.14%   49.66%   109.49%   104.17%

 /1/ Effective February 1, 2000, the Fund's Class R shares were converted to
     Class I shares, with the resulting class known as Security Capital U.S.
     Real Estate   Shares. The information in this table reflects financial
     results for the former Class I shares, with the exception of net assets, which are for both Classes.

 /2/ Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

 /3/ Without voluntary expense reimbursements of $12,239, $256,747, $301,721 and $30,276 for the years ended December 31, 2000, 1999, 1998 and 1997, respectively, the ratio of expenses to average net assets would have been 1.36%, 1.62%, 1.29% and 0.97%, respectively, and the ratio of net investment income to average net assets would have been 5.01%, 3.76%, 4.46% and 4.05%, respectively. For the year ended December 31, 2001, there was no voluntary expense reimbursement.

                     See notes to the financial statements.

SECURITY CAPITAL U.S. REAL ESTATE SHARES
NOTES TO THE FINANCIAL STATEMENTS-DECEMBER 31, 2001

--------------------------------------------------------------------------------

 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Security Capital U.S. Real Estate Shares (the "Fund") is a non-diversified investment portfolio of Security Capital Real Estate Mutual Funds Incorporated ("SC-REMFs"), which is an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and is a Maryland corporation. SC-REMFs is comprised of two investment portfolios, the Fund and Security Capital European Real Estate Shares. The Fund commenced operations on December 20, 1996.

     The following is a summary of significant accounting policies followed by the Fund.

     a) Investment Valuation - Each day securities are valued at the last sales price from the principal exchange on which they are traded. Securities that have not traded on the valuation date, or securities for which sales prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values determined by, or under the direction of, the Board of Directors' Valuation Committee. Temporary cash investments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

     b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. The Fund intends to distribute net realized capital gains, if any, at least annually, although the Fund's Board of Directors may in the future decide to retain realized capital gains and not distribute them to shareholders.

--------------------------------------------------------------------------------

The tax character of distributions paid to shareholders during the years ended December 31, 2001 and 2000 were as follows:

                                                    2001              2000
                                                -----------------------------
      Distributions paid from:
      Ordinary income                            $6,258,762        $3,493,637
      Long-term capital gain                      3,111,597                --
      Return of capital                                  --           702,019
                                                 -----------------------------
      Total                                      $9,370,359        $4,195,656
                                                 =============================

Distributions will automatically be paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have distributions paid in cash.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

      Undistributed ordinary income            $         --
      Undistributed long-term capital gain          188,439
      Unrealized appreciation                    13,861,940
                                               ------------
      Total                                    $ 14,050,379
                                               ============

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. Distributions received from the REITs that are determined to be capital gains or losses are recorded by the Fund as a realized gain or loss on the investment. The character of such distributions, for tax and financial reporting purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

--------------------------------------------------------------------------------


         d) Repurchase Agreements - The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Board of Directors. In a repurchase agreement, a fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. If the seller is unable to make timely repurchase, the Fund's expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

         e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         f) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions, using the specific identification method for both financial reporting and federal income tax purposes, by comparing the original cost of the security lot sold with the net sales proceeds. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Sector classifications in the Schedule of Investments are as defined by Wilshire Associates.

     2.  CAPITAL SHARE TRANSACTIONS

         Transactions in shares of the Fund were as follows:

         Year Ended December 31, 2001:
         -------------------------------------------------------------------------------------------------
                                                                        Amount          Shares
                                                                     ----------------------------
         Shares sold                                                 $ 86,637,209      7,164,854
         Shares issued to holders in reinvestment of dividends          7,330,354        606,504
         Shares redeemed                                              (50,990,768)    (4,269,247)
                                                                     ---------------------------
         Net increase                                                $ 42,976,795      3,502,111
                                                                     ===========================


--------------------------------------------------------------------------------

  Year Ended December 31, 2000:
  ------------------------------------------------------------------------------

                                                               Amount         Shares
                                                            --------------------------
     Shares sold                                            $138,035,757    13,251,060
     Shares converted from Class R Shares                      5,315,656       562,444
     Shares issued to holders in reinvestment of dividends     2,752,061       241,558
     Shares redeemed                                         (95,948,759)   (9,299,867)
                                                            --------------------------
     Net increase                                           $ 50,154,715     4,755,195
                                                            ==========================
    Class R Shares:*
     Shares sold                                            $    915,322        96,175
     Shares converted to SC-US Real Estate Shares             (5,315,656)     (562,622)
     Shares issued to holders in reinvestment of dividends            --            --
     Shares redeemed                                            (174,600)      (18,020)
                                                            --------------------------
     Net decrease                                           $ (4,574,934)     (484,467)
                                                            ==========================

   * Represents activity from January 1, 2000 - January 31, 2000. Effective February 1, 2000, the Fund's Class R shares were converted to Class I shares, with the resulting class being known as SC-US Real Estate Shares.


3. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of long-term investments by the Fund for the year ended December 31, 2001, were $142,279,008 and $109,995,983, respectively.

   As of December 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Appreciation                           $14,054,023
    (Depreciation)                             (192,083)
                                            -----------
     Net appreciation on investments        $13,861,940
                                            ===========

4. As of December 31, 2001, the cost of investments for federal income tax purposes was $147,367,628.

   INVESTMENT ADVISORY AND OTHER AGREEMENTS

   SC-REMFs has entered into an Investment Advisory Agreement with Security Capital Research & Management Incorporated ("SC-R&M"), an indirect, wholly-owned subsidiary of Security Capital Group Incorporated ("Security Capital"). In December 2001, Security Capital agreed to be acquired by GE Capital Corp., a subsidiary of General Electric Co. The transaction, which is subject to approval of Security Capital shareholders, requisite governmental approvals and filings and other customary conditions, is anticipated to close

--------------------------------------------------------------------------------

    during the first half of 2002. There is no assurance that the transaction will be completed. Pursuant to the Advisory Agreement, SC-R&M is entitled to receive a management fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's average daily net assets.

    SC-R&M voluntarily agreed to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the Fund's average daily net assets. For the year ended December 31, 2001, there was no voluntary expense reimbursement.

    SC-R&M also serves as the Fund's administrator. SC-R&M charges the Fund an administrative fee calculated daily and payable monthly, at the annual rate of 0.02% of the Fund's average daily net assets.

    State Street Bank and Trust Company ("State Street"), a publicly held bank holding company, serves as sub-administrator, custodian, and accounting services agent for the Fund. Sub-administration, custodian, and accounting services will be charged by State Street according to contractual fee schedules agreed to by the Fund.

    Boston Financial Data Services, Inc. ("BFDS"), a privately-held company and an affiliate of State Street, serves as transfer agent for the Fund. Transfer agent services will be charged by BFDS according to contractual fee schedules agreed to by the Fund.

 5. DISTRIBUTION AND SERVICING PLANS

    The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund pays to Macquarie Capital Partners LLC (the "Distributor"), an affiliate of Security Capital, in its capacity as principal distributor of the Fund's shares a monthly distribution fee equal to, on an annual basis, 0.25% of the value of the Fund's average daily net assets.

    The Distributor may use the fee for services performed and expenses incurred by the Distributor in connection with the distribution of the Fund's shares and for providing certain services to the Fund's shareholders. The Distributor may pay third parties in respect of these services such amount as it may determine. For the year ended December 31, 2001, the Fund has made payments totaling $306,962 as required by the adopted Distribution Plan.

 6. PRINCIPAL SHAREHOLDERS

    As of December 31, 2001, SC Realty Incorporated, a wholly owned subsidiary of Security Capital, owned 10.2% of the Fund's total outstanding shares.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Security Capital U.S. Real Estate Shares:

We have audited the accompanying statement of assets and liabilities of Security Capital U.S. Real Estate Shares (a separate portfolio of Security Capital Real Estate Mutual Funds Incorporated, a Maryland corporation), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Security Capital U.S. Real Estate Shares as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                             ARTHUR ANDERSEN LLP



Chicago, Illinois
January 29, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

                                                                                              Number of
                                                                                            Portfolios in       Other
                                             Term of Office         Principal               Fund Complex     Directorships
   Name, Address         Position(s) Held    and Length of        Occupation(s)              Overseen by        Held by
      and Age              with the Fund      Time Served       During Past 5 Years           Director          Director
 -----------------------------------------------------------------------------------------------------------------------------------
Anthony R. Manno Jr./1/  Chairman of          Term:            Managing Director and             Two      Director of  Security
11 S. LaSalle Street     the Board of         Indefinite/2/    President of SC-R&M                        Capital Preferred
Second Floor             Directors,                            since 1995.                                Growth Incorporated
Chicago, Illinois        Managing             Time Served:     Member of the Investment                   and Bulgarian
60603                    Director and         5 years          Committee of Security                      American Enterprise
                         President                             Capital from 1994 to 1996.                 Fund.
Age: 49
                                                               Managing Director of LaSalle
                                                               Partners Limited from 1980
                                                               to 1994.


Robert H. Abrams         Director             Term:            Senior Lecturer Dept. of City     Two      Director of Cayuga
11 S. LaSalle Street                          Indefinite/2/    and Regional Planning, College             Medical Center.
Second Floor                                                   of Architecture, Art &
Chicago, Illinois                                              Planning at Cornell University
60603                                         Time Served:     since 1992.
                                              5 years
Age: 69                                                        Founding Director of the
                                                               Program in Real Estate at
                                                               Cornell University in 1995.


Stephen F. Kasbeer       Director             Term:            Retired Senior Vice President     Two      Director of
11 S. LaSalle Street                          Indefinite/2/    for Administration and                     Commonfund
Second Floor                                                   Treasurer of Loyola University,            Endowment Realty
Chicago, Illinois                             Time Served:     Chicago from 1981 to 1994.                 Investors, Inc.
60603                                         5 years

Age: 77


George F. Keane          Director             Term:            Chairman of the Board of Trigen   Two      Director of the
11 S. LaSalle Street                          Indefinite/2/    Energy Corporation from 1994               Bramwell Funds,
Second Floor                                                   to 2000.                                   Longview Oil and
Chicago, Illinois                             Time Served:                                                Gas Group, Nicholas
60603                                         5 years          Founding Chief Executive of the            Applegate Mutual
                                                               Endowment Realty Investors                 Funds, Universal
Age: 72                                                        in 1998 and The Common Fund                Bond Fund and
                                                               in 1971.                                   Universal Stainless
                                                                                                          Alloy Products.


Kenneth D. Statz         Managing             Time Served:     Managing Director of SC-R&M        Not             Not
11 S. LaSalle Street     Director             5 years          since 1997, Senior Vice         Applicable      Applicable
Second Floor                                                   President 1996 to 1997 and
Chicago, Illinois                                              Vice President from 1995 to
60603                                                          1996.

Age: 43                                                        Vice President and Senior
                                                               Analyst in the Investment
                                                               Research department of Goldman
                                                               Sachs & Co., from 1992 to 1995.

/1/ "Interested person" as defined in the 1940 Act.

/2/ Directors serve an indefinite term until a successor is elected.

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                Portfolios in        Other
                                         Term of Office                Principal                 Fund Complex     Directorships
   Name, Address      Position(s) Held   and Length of               Occupation(s)               Overseen by         Held by
     and Age            with the Fund     Time Served             During Past 5 Years              Director          Director
------------------------------------------------------------------------------------------------------------------------------------
Kevin W. Bedell          Senior Vice      Time Served:       Senior Vice President of SC-            Not               Not
11 S. LaSalle Street     President        5 years            R&M since 1997 and Vice              Applicable        Applicable
Second Floor                                                 President from 1996 to 1997.
Chicago, Illinois
60603                                                        Equity Vice President and
                                                             Portfolio Manager of LaSalle
Age: 46                                                      Partners Limited from 1987
                                                             to 1996.



Alexander K. Daggett     Vice President-  Time Served:       Vice President of SC-R&M since          Not               Not
11 S. LaSalle Street     Client Services  4 years            1998.                                Applicable        Applicable
Second Floor
Chicago, Illinois                                            National Sales Manager for
60603                                                        Marshall Funds in 1997.

Age: 52


Jeffrey C. Nellessen     Vice President,  Time Served:       Vice President and Controller of        Not               Not
11 S. LaSalle Street     Treasurer and    5 years            SC-R&M since 1997.                   Applicable        Applicable
Second Floor             Assistant
Chicago, Illinois        Secretary                           Controller, Manager of Client
60603                                                        Officer at Strong Capital
                                                             Management from 1988 to 1997.
Age: 40


David T. Novick          Vice President   Time Served:       Senior Vice President of  Security      Not               Not
11 S. LaSalle Street     and Secretary    4 years            Capital since 2001 and Vice          Applicable        Applicable
Second Floor                                                 President from 1998 to 2001.
Chicago, Illinois
60603                                                        Partner with the law firm of
                                                             Katten Muchin and Zavis from
Age: 37                                                      1989 to 1998.


Michael J. Heller        Assistant        Time Served:       Assistant Controller of SC-R&M          Not               Not
11 S. LaSalle Street     Treasurer        4 years            since 1997.                          Applicable        Applicable
Second Floor
Chicago, Illinois                                            Member of the audit team at
60603                                                        McGladrey & Pullen, LLP from
                                                             1992 to 1997.
Age: 32

--------------------------------------------------------------------------------


INVESTMENT MANAGEMENT TEAM                INVESTMENT ADVISER

Anthony R. Manno Jr.                      Security Capital Research &
Director, Chairman and President          Management Incorporated
                                          11 South LaSalle Street, Second Floor
Kenneth D. Statz                          Chicago, Illinois 60603
Managing Director                         1-888-SECURITY

Kevin W. Bedell
Senior Vice President                     TRANSFER AGENT

Anne Darnley                              Boston Financial Data Services, Inc.
Vice President                            P.O. Box 8121
                                          Boston, Massachusetts 02266-8121
Bernard Krieg                             1-800-409-4189
Associate

Andrea C. Smith                           INDEPENDENT PUBLIC
Associate                                 ACCOUNTANTS

David T. Cheng                            Arthur Andersen LLP
Analyst                                   33 West Monroe Street
                                          Chicago, Illinois 60603
James D. Hardman
Analyst
                                          LEGAL COUNSEL
Christopher J. Williams
Analyst                                   Mayer, Brown & Platt
                                          1675 Broadway
Matthew D. Hansen                         New York, New York 10019
Securities Trader

                                  [LOGO HERE]

                11 South LaSalle Street, Chicago, Illinois 60603
                                 1-888-SECURITY
                            www.securitycapital.com

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